Exhibit 99.1

Genworth Financial

FOURTH QUARTER FINANCIAL SUPPLEMENT

REFLECTING CHANGES IN SEGMENT REPORTING STRUCTURE AND GROUP LIFE & HEALTH BUSINESS AS DISCONTINUED OPERATIONS

December 31, 2006

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Table of Contents	Page
Investor Letter	3
Use of Non-GAAP Measures	4
Financial Highlights	5

Fourth Quarter Results
Reconciliation of Net Income to Net Operating Income	7
Net Income and Net Operating Income	8
Consolidated Net Income and Net Operating Income by Quarter	9
Consolidated Balance Sheet	10-11
Deferred Acquisition Costs Rollforward	12

Quarterly Results by Segment
Consolidated Segment Net Income and Segment Net Operating Income	15-19
Segment Net Income and Segment Net Operating Income and Sales—Retirement and Protection	20-32
Segment Net Income and Segment Net Operating Income and Sales—International	33-41
Segment Net Income and Segment Net Operating Income and Sales—U.S. Mortgage Insurance	42-47
Net Loss and Net Operating Loss—Corporate and Other	48-49

Additional Financial Data
Investments Summary	51
Fixed Maturities Summary	52
Commercial Mortgage Loans Data	53
General Account GAAP Net Investment Income Yields	54
Reconciliations of Non-GAAP Measures	55-59

Corporate Information
Industry Ratings	61-62

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Dear Investor,

In conjunction with Genworth’s realignment, announced in January 2007, we have prepared this fourth quarter financial supplement that reflects the changes in segment reporting structure and presents the group life and health businesses as discontinued operations.

All prior periods included herein have been represented to reflect the above-mentioned changes in accordance with U.S. Generally Accepted Accounting Principles (GAAP).

Please feel free to call one of us with any additional questions.

Regards,

Alicia Charity

Vice President

Investor Relations

804-662-2248

Linnea Olsen

Director

Investor Relations

804-662-2536

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income.” The company defines net operating income as net income from continuing operations, excluding after-tax net investment gains (losses), net of taxes and other adjustments, changes in accounting principles and infrequent or unusual non-operating items. There were no infrequent or unusual non-operating items excluded from net operating income for the periods presented in this financial supplement.

Management believes that analysis of net operating income enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. However, net operating income should not be viewed as a substitute for GAAP net income. In addition, the company’s definition of net operating income may differ from the definitions used by other companies. The table on page 7 of this report provides a reconciliation of net income to net operating income (as defined above) for the three and twelve months ended December 31, 2006 and 2005.

During 2006, we began allocating net investment gains (losses) to the segments in determining segment net income. We exclude net investment gains (losses), net of taxes and other adjustments, from segment net operating income for each of the segments. Other adjustments represent amortization of deferred acquisition costs and other intangible assets associated with net investment gains (losses). During 2005, all net investment gains (losses) were recorded in Corporate and Other.

This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 56 through 59 of this financial supplement.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data		2006			2005
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Total stockholders’ equity, excluding accumulated other comprehensive income	$12,173	$12,143	$11,977	$11,738	$11,906	$11,615	$11,343	$11,062
Total accumulated other comprehensive income	1,157	1,166	233	740	1,404	1,713	2,163	1,458

Total stockholders’ equity	$13,330	$13,309	$12,210	$12,478	$13,310	$13,328	$13,506	$12,520

Book value per common share	$30.09	$29.44	$26.84	$27.37	$28.26	$28.31	$28.69	$26.62
Book value per common share, excluding accumulated other comprehensive income	$27.48	$26.86	$26.33	$25.74	$25.28	$24.67	$24.10	$23.52
Common shares outstanding as of balance sheet date	443.0	452.1	454.9	456.0	470.9	470.8	470.7	470.2

	Twelve months ended
Return on Equity (ROE)	December 31, 2006	December 31, 2005
GAAP Basis ROE	11.1%	10.7%
Operating ROE	11.0%	10.4%

See page 56 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Basic and Diluted Shares	Three months ended December 31, 2006	Twelve months ended December 31, 2006
Weighted-average shares used in basic earnings per common share calculations	447.4	455.9
Dilutive securities:
Stock purchase contracts underlying equity units(1)	7.8	7.7
Stock options, restricted stock units and stock appreciation rights	5.5	5.8

Weighted-average shares used in diluted earnings per common share calculations	460.7	469.4

(1) For more information on our Equity Units, see note 13 (d) in our audited financial statements filed on Form 10-K for the year ended December 31, 2006.

Dilutive Effect of Stock Purchase Contracts Underlying Equity Units	Average market price	Incremental shares(a)
	$31.00	6.1
	$32.00	6.7
	$33.00	7.3
	$34.00	7.8
	$35.00	8.3
	$36.00	8.8
	$37.00	9.3
	$38.00	9.7
	$39.00	10.1
	$40.00	10.5

(a)	Incremental shares are calculated using the treasury stock method.

Fourth Quarter Results

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Reconciliation of Net Income to Net Operating Income

(amounts in millions, except per share data)

	Three months ended December 31,		Twelve months ended December 31,
	2006	2005	2006	2005
Net income	$373	$307	$1,328	$1,221
Less income from discontinued operations, net of taxes	(12)	(9)	(41)	(35)
Less cumulative effect of accounting change, net of taxes	—	—	(4)	—

Income from continuing operations before accounting change	361	298	1,283	1,186
Net investment (gains) losses, net of taxes and other adjustments	(6)	(7)	34	1

Net operating income	$355	$291	$1,317	$1,187

Net earnings per common share:
Basic	$0.83	$0.65	$2.91	$2.57

Diluted	$0.81	$0.64	$2.83	$2.52

Net operating earnings per common share:
Basic	$0.79	$0.62	$2.89	$2.50

Diluted	$0.77	$0.60	$2.81	$2.45

Weighted-average common shares outstanding:
Basic	447.4	470.9	455.9	475.3

Diluted	460.7	482.6	469.4	484.6

	Three months ended December 31,		Twelve months ended December 31,
Adjusted for foreign exchange	2006(1)	2005	2006(1)	2005
Net income	$367	$307	$1,316	$1,221

Net operating income	$349	$291	$1,305	$1,187

Net earnings per common share:
Basic	$0.82	$0.65	$2.89	$2.57
Diluted	$0.80	$0.64	$2.80	$2.52

Net operating earnings per common share:
Basic	$0.78	$0.62	$2.86	$2.50
Diluted	$0.76	$0.60	$2.78	$2.45

(1)

The 2006 amounts exclude the effects of changes in foreign exchange rates on the current period ended and were calculated by applying the same prior year comparable period foreign exchange rates to the current period.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Net Income and Net Operating Income

(amounts in millions)

	Three months ended December 31,		Twelve months ended December 31,
	2006	2005	2006	2005
REVENUES:
Premiums	$1,446	$1,366	$5,802	$5,638
Net investment income	1,003	929	3,787	3,489
Net investment gains (losses)	8	11	(69)	(1)
Policy fees and other income	200	169	765	660

Total revenues	2,657	2,475	10,285	9,786

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,050	940	4,004	3,753
Interest credited	388	373	1,520	1,423
Acquisition and operating expenses, net of deferrals	446	471	1,858	1,821
Amortization of deferred acquisition costs and intangibles	165	166	686	751
Interest expense	107	80	364	293

Total benefits and expenses	2,156	2,030	8,432	8,041

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	501	445	1,853	1,745
Provision for income taxes	140	147	570	559
Effective tax rate	28.0%	33.0%	30.8%	32.0%

NET INCOME FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	361	298	1,283	1,186
Net income from discontinued operations, net of taxes	12	9	41	35

NET INCOME BEFORE ACCOUNTING CHANGE	373	307	1,324	1,221
Cumulative effect of accounting change, net of taxes	—	—	4	—

NET INCOME	373	307	1,328	1,221
ADJUSTMENTS TO NET INCOME:
Net income from discontinued operations, net of taxes	(12)	(9)	(41)	(35)
Net investment (gains) losses, net of taxes and other adjustments	(6)	(7)	34	1
Cumulative effect of accounting change, net of taxes	—	—	(4)	—

NET OPERATING INCOME	$355	$291	$1,317	$1,187

Effective tax rate (operating income)	27.6%	32.9%	30.8%	32.0%

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Consolidated Net Income and Net Operating Income by Quarter

(amounts in millions, except per share amounts)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,446	$1,505	$1,480	$1,371	$5,802	$1,366	$1,380	$1,450	$1,442	$5,638
Net investment income	1,003	932	940	912	3,787	929	890	830	840	3,489
Net investment gains (losses)	8	(6)	(49)	(22)	(69)	11	(6)	—	(6)	(1)
Policy fees and other income	200	184	200	181	765	169	183	151	157	660

Total revenues	2,657	2,615	2,571	2,442	10,285	2,475	2,447	2,431	2,433	9,786

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,050	1,061	978	915	4,004	940	911	938	964	3,753
Interest credited	388	382	378	372	1,520	373	364	346	340	1,423
Acquisition and operating expenses, net of deferrals	446	493	483	436	1,858	471	465	482	403	1,821
Amortization of deferred acquisition costs and intangibles	165	160	197	164	686	166	205	197	183	751
Interest expense	107	87	88	82	364	80	72	69	72	293

Total benefits and expenses	2,156	2,183	2,124	1,969	8,432	2,030	2,017	2,032	1,962	8,041

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	501	432	447	473	1,853	445	430	399	471	1,745
Provision for income taxes	140	138	141	151	570	147	131	123	158	559

NET INCOME FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	361	294	306	322	1,283	298	299	276	313	1,186
Net income from discontinued operations, net of taxes	12	10	11	8	41	9	8	9	9	35

NET INCOME BEFORE ACCOUNTING CHANGE	373	304	317	330	1,324	307	307	285	322	1,221
Cumulative effect of accounting change, net of taxes	—	—	—	4	4	—	—	—	—	—

NET INCOME	373	304	317	334	1,328	307	307	285	322	1,221
ADJUSTMENTS TO NET INCOME:
Net income from discontinued operations, net of taxes	(12)	(10)	(11)	(8)	(41)	(9)	(8)	(9)	(9)	(35)
Net investment (gains) losses, net of taxes and other adjustments	(6)	3	22	15	34	(7)	4	—	4	1
Cumulative effect of accounting change, net of taxes	—	—	—	(4)	(4)	—	—	—	—	—

NET OPERATING INCOME	$355	$297	$328	$337	$1,317	$291	$303	$276	$317	$1,187

Effective tax rate (operating income)	27.6%	31.9%	32.1%	31.9%	30.8%	32.9%	30.5%	30.8%	33.5%	32.0%

Earnings Per Share Data:
Earnings Per Share
Basic	$0.83	$0.67	$0.70	$0.72	$2.91	$0.65	$0.65	$0.61	$0.66	$2.57
Diluted	$0.81	$0.65	$0.68	$0.70	$2.83	$0.64	$0.64	$0.60	$0.65	$2.52
Operating Earnings Per Share
Basic	$0.79	$0.65	$0.72	$0.72	$2.89	$0.62	$0.64	$0.59	$0.65	$2.50
Diluted	$0.77	$0.64	$0.70	$0.70	$2.81	$0.60	$0.63	$0.58	$0.64	$2.45
Shares Outstanding
Basic	447.4	453.8	455.8	467.0	455.9	470.9	470.7	470.4	488.8	475.3
Diluted	460.7	467.2	468.3	479.5	469.4	482.6	481.1	477.4	494.3	484.6

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet

(amounts in millions)

	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$54,684	$53,516	$51,554	$52,758	$53,135
Equity securities available-for-sale, at fair value	197	192	187	193	206
Commercial mortgage loans	8,357	8,182	8,072	7,769	7,476
Policy loans	1,489	1,493	1,480	1,356	1,344
Restricted investments held by securitization entities	—	—	—	—	685
Other invested assets	3,846	3,050	1,840	2,738	3,174

Total investments	68,573	66,433	63,133	64,814	66,020
Cash and cash equivalents	2,436	2,296	2,346	1,891	1,854
Accrued investment income	742	751	653	778	722
Deferred acquisition costs	6,183	6,026	5,905	5,682	5,452
Intangible assets	831	877	936	811	775
Goodwill	1,602	1,353	1,351	1,316	1,315
Reinsurance recoverable	16,783	16,907	17,035	17,254	17,513
Other assets	864	1,193	760	720	955
Separate account assets	10,875	10,084	9,625	9,700	9,106
Assets associated with discontinued operations	1,982	1,927	1,902	1,941	1,942

Total assets	$110,871	$107,847	$103,646	$104,907	$105,654

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet (continued)

(amounts in millions)

	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future annuity and contract benefits	$63,299	$62,777	$62,802	$62,833	$62,967
Liability for policy and contract claims	3,114	2,971	2,882	2,848	2,928
Unearned premiums	4,229	4,179	3,955	3,704	3,646
Other policyholder liabilities	385	454	423	379	443
Other liabilities	5,709	5,111	3,596	4,468	4,848
Non-recourse funding obligations	2,765	2,450	2,150	2,150	1,400
Short-term borrowings	199	295	295	380	152
Long-term borrowings	3,321	2,730	2,741	2,729	2,736
Senior notes underlying equity units	600	600	600	600	600
Mandatorily redeemable preferred stock	100	100	100	100	100
Deferred tax liability	1,522	1,411	897	1,132	1,357
Borrowings related to securitization entities	—	—	—	—	660
Separate account liabilities	10,875	10,084	9,625	9,700	9,106
Liabilities associated with discontinued operations	1,423	1,376	1,370	1,406	1,401

Total liabilities	97,541	94,538	91,436	92,429	92,344

Commitments and contingencies

Stockholders’ equity:
Common stock	—	—	—	—	—
Additional paid-in capital	10,759	10,737	10,713	10,682	10,671

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses)	435	437	(312)	223	760
Derivatives qualifying as hedges	375	377	212	280	389
Foreign currency translation and other adjustments	347	352	333	237	255

Total accumulated other comprehensive income (loss)	1,157	1,166	233	740	1,404
Retained earnings	2,914	2,581	2,317	2,035	1,735
Treasury stock, at cost	(1,500)	(1,175)	(1,053)	(979)	(500)

Total stockholders’ equity	13,330	13,309	12,210	12,478	13,310

Total liabilities and stockholders’ equity	$110,871	$107,847	$103,646	$104,907	$105,654

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Deferred Acquisition Costs Rollforward

(amounts in millions)

Deferred Acquisition Costs Rollforward	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other	Total
Unamortized balance as of September 30, 2006	$5,173	$744	$58	$—	$5,975
Costs deferred	213	123	8	—	344
Amortization, net of interest accretion(1)	(78)	(53)	(6)	—	(137)
Impact of foreign currency translation	—	21	—	—	21
Transfers(2)	—	(44)	—	—	(44)

Unamortized balance as of December 31, 2006	5,308	791	60	—	6,159
Accumulated effect of net unrealized investment gains (losses)	24	—	—	—	24

Balance as of December 31, 2006	$5,332	$791	$60	$—	$6,183

(1)	Amortization, net of interest accretion, includes $3 million of amortization related to net investment gains (losses) for our investment contracts.

(2)	Reflects balance reclassified to other liabilities related to certain reinsurance assumed business that was reclassified from reinsurance accounting to the deposit method of accounting.

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Quarterly Results by Segment

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Consolidated Net Income and Segment Net Operating Income

(amounts in millions, except per share amounts)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Retirement and Protection:
Managed Money	$7	$5	$6	$2	$20	$3	$3	$2	$2	$10
Retirement Income	49	39	38	49	175	54	50	47	49	200
Spread-Based Institutional	10	9	13	10	42	11	6	11	9	37
Life Insurance	83	79	77	74	313	79	73	55	68	275
Long-Term Care Insurance	35	38	37	43	153	43	41	46	42	172

Total Retirement and Protection	184	170	171	178	703	190	173	161	170	694
International:
International Mortgage Insurance—Canada	57	54	51	46	208	46	38	35	34	153
—Australia	46	26	35	30	137	24	28	25	29	106
—Other International	4	1	4	1	10	2	2	—	6	10
Payment Protection Insurance	33	26	29	25	113	21	23	24	22	90

Total International	140	107	119	102	468	93	91	84	91	359

U.S. Mortgage Insurance	62	53	72	72	259	47	58	61	72	238

Corporate and Other	(31)	(33)	(34)	(15)	(113)	(39)	(19)	(30)	(16)	(104)

NET OPERATING INCOME	355	297	328	337	1,317	291	303	276	317	1,187

ADJUSTMENTS TO NET OPERATING INCOME:
Net income from discontinued operations, net of taxes	12	10	11	8	41	9	8	9	9	35
Net investment gains (losses), net of taxes and other adjustments	6	(3)	(22)	(15)	(34)	7	(4)	—	(4)	(1)
Cumulative effect of accounting change, net of taxes	—	—	—	4	4	—	—	—	—	—

NET INCOME	$373	$304	$317	$334	$1,328	$307	$307	$285	$322	$1,221

Earnings Per Share Data:
Earnings Per Share
Basic	$0.83	$0.67	$0.70	$0.72	$2.91	$0.65	$0.65	$0.61	$0.66	$2.57
Diluted	$0.81	$0.65	$0.68	$0.70	$2.83	$0.64	$0.64	$0.60	$0.65	$2.52

Operating Earnings Per Share
Basic	$0.79	$0.65	$0.72	$0.72	$2.89	$0.62	$0.64	$0.59	$0.65	$2.50
Diluted	$0.77	$0.64	$0.70	$0.70	$2.81	$0.60	$0.63	$0.58	$0.64	$2.45

Shares Outstanding
Basic	447.4	453.8	455.8	467.0	455.9	470.9	470.7	470.4	488.8	475.3
Diluted	460.7	467.2	468.3	479.5	469.4	482.6	481.1	477.4	494.3	484.6

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Consolidated Segment Net Income and Segment Net Operating Income

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other	Total
Three months ended December 31, 2006	Managed Money	Retirement Income	Spread- Based Institutional	Life Insurance	Long- Term Care Insurance	Total	Mortgage Insurance- Canada	Mortgage Insurance- Australia	Other Mortgage Insurance	Payment Protection Insurance	Total
REVENUES:
Premiums	$—	$146	$—	$225	$490	$861	$88	$110	$22	$226	$446	$136	$3	$1,446
Net investment income	1	330	157	156	196	840	30	22	4	45	101	34	28	1,003
Net investment gains (losses)	—	(7)	—	—	1	(6)	2	(1)	—	—	1	4	9	8
Policy fees and other income	64	40	—	82	3	189	—	—	1	2	3	4	4	200

Total revenues	65	509	157	463	690	1,884	120	131	27	273	551	178	44	2,657

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	223	—	178	492	893	14	52	1	36	103	54	—	1,050
Interest credited	—	153	139	59	37	388	—	—	—	—	—	—	—	388
Acquisition and operating expenses, net of deferrals	53	31	2	32	89	207	15	11	20	142	188	30	21	446
Amortization of deferred acquisition costs and intangibles	—	52	—	33	18	103	3	5	2	45	55	6	1	165
Interest expense	—	1	—	42	—	43	—	—	—	6	6	—	58	107

Total benefits and expenses	53	460	141	344	636	1,634	32	68	23	229	352	90	80	2,156

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	12	49	16	119	54	250	88	63	4	44	199	88	(36)	501
Provision (benefit) for income taxes	5	3	6	36	18	68	30	17	—	11	58	24	(10)	140

SEGMENT NET INCOME (LOSS) FROM CONTINUING OPERATIONS	7	46	10	83	36	182	58	46	4	33	141	64	(26)	361

ADJUSTMENTS TO SEGMENT NET INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	3	—	—	(1)	2	(1)	—	—	—	(1)	(2)	(5)	(6)

SEGMENT NET OPERATING INCOME (LOSS)	$7	$49	$10	$83	$35	$184	$57	$46	$4	$33	$140	$62	$(31)	$355

Effective tax rate (operating income)	41.7%	7.9%	37.5%	30.3%	34.0%	27.4%	33.7%	28.1%	0.0%	25.0%	29.3%	26.2%	31.1%	27.6%

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Consolidated Segment Net Income and Segment Net Operating Income (continued)

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other	Total
Three months ended December 31, 2005	Managed Money	Retirement Income	Spread- Based Institutional	Life Insurance	Long- Term Care Insurance	Total	Mortgage Insurance- Canada	Mortgage Insurance- Australia	Other Mortgage Insurance	Payment Protection Insurance	Total
REVENUES:
Premiums	$—	$181	$—	$207	$429	$817	$67	$37	$13	$307	$424	$112	$13	$1,366
Net investment income	—	367	126	134	171	798	25	16	3	22	66	33	32	929
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	—	—	—	11	11
Policy fees and other income	35	28	—	80	5	148	4	1	—	6	11	6	4	169

Total revenues	35	576	126	421	605	1,763	96	54	16	335	501	151	60	2,475

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	255	—	158	399	812	8	7	1	61	77	50	1	940
Interest credited	—	170	106	59	38	373	—	—	—	—	—	—	—	373
Acquisition and operating expenses, net of deferrals	31	33	4	36	79	183	16	8	12	176	212	38	38	471
Amortization of deferred acquisition costs and intangibles	—	39	—	26	22	87	2	2	1	63	68	9	2	166
Interest expense	—	1	—	19	—	20	—	—	—	—	—	—	60	80

Total benefits and expenses	31	498	110	298	538	1,475	26	17	14	300	357	97	101	2,030

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	4	78	16	123	67	288	70	37	2	35	144	54	(41)	445
Provision (benefit) for income taxes	1	24	5	44	24	98	24	13	—	14	51	7	(9)	147

SEGMENT NET INCOME (LOSS) FROM CONTINUING OPERATIONS	3	54	11	79	43	190	46	24	2	21	93	47	(32)	298

ADJUSTMENTS TO SEGMENT NET INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(7)	(7)

SEGMENT NET OPERATING INCOME (LOSS)	$3	$54	$11	$79	$43	$190	$46	$24	$2	$21	$93	$47	$(39)	$291

Effective tax rate (operating income)	25.0%	30.8%	31.3%	35.8%	35.8%	34.0%	34.3%	35.1%	0.0%	40.0%	35.4%	13.0%	25.0%	32.9%

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Consolidated Segment Net Income and Segment Net Operating Income

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other	Total
Twelve months ended December 31, 2006	Managed Money	Retirement Income	Spread- Based Institutional	Life Insurance	Long- Term Care Insurance	Total	Mortgage Insurance- Canada	Mortgage Insurance- Australia	Other Mortgage Insurance	Payment Protection Insurance	Total
REVENUES:
Premiums	$—	$736	$—	$900	$1,858	$3,494	$306	$266	$74	$1,149	$1,795	$486	$27	$5,802
Net investment income	2	1,335	578	586	736	3,237	108	75	18	113	314	140	96	3,787
Net investment gains (losses)	—	(63)	(6)	(4)	9	(64)	3	(2)	—	—	1	6	(12)	(69)
Policy fees and other income	197	153	—	325	23	698	11	—	1	22	34	19	14	765

Total revenues	199	2,161	572	1,807	2,626	7,365	428	339	93	1,284	2,144	651	125	10,285

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	1,015	—	715	1,791	3,521	41	101	10	187	339	141	3	4,004
Interest credited	—	634	504	238	144	1,520	—	—	—	—	—	—	—	1,520
Acquisition and operating expenses, net of deferrals	167	139	8	142	351	807	66	37	64	683	850	129	72	1,858
Amortization of deferred acquisition costs and intangibles	—	173	1	99	95	368	11	15	5	252	283	30	5	686
Interest expense	—	5	—	135	—	140	—	—	—	6	6	—	218	364

Total benefits and expenses	167	1,966	513	1,329	2,381	6,356	118	153	79	1,128	1,478	300	298	8,432

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	32	195	59	478	245	1,009	310	186	14	156	666	351	(173)	1,853
Provision (benefit) for income taxes	12	50	21	167	86	336	101	49	4	43	197	89	(52)	570

	20	145	38	311	159	673	209	137	10	113	469	262	(121)	1,283
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	4	4

SEGMENT NET INCOME (LOSS) FROM CONTINUING OPERATIONS	20	145	38	311	159	673	209	137	10	113	469	262	(117)	1,287

ADJUSTMENTS TO SEGMENT NET INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	30	4	2	(6)	30	(1)	—	—	—	(1)	(3)	8	34
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	(4)	(4)

SEGMENT NET OPERATING INCOME (LOSS)	$20	$175	$42	$313	$153	$703	$208	$137	$10	$113	$468	$259	$(113)	$1,317

Effective tax rate (operating income)	37.5%	27.2%	35.4%	35.1%	35.2%	33.4%	32.2%	27.1%	28.6%	27.6%	29.6%	24.9%	29.8%	30.8%

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Consolidated Segment Net Income and Segment Net Operating Income (continued)

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other	Total
Twelve months ended December 31, 2005	Managed Money	Retirement Income	Spread-Based Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance- Canada	Mortgage Insurance- Australia	Other Mortgage Insurance	Payment Protection Insurance	Total
REVENUES:
Premiums	$—	$855	$—	$813	$1,680	$3,348	$228	$149	$58	$1,369	$1,804	$447	$39	$5,638
Net investment income	—	1,371	442	493	652	2,958	87	58	12	97	254	130	147	3,489
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	—	—	—	(1)	(1)
Policy fees and other income	132	112	—	317	15	576	17	2	—	26	45	26	13	660

Total revenues	132	2,338	442	1,623	2,347	6,882	332	209	70	1,492	2,103	603	198	9,786

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	1,111	—	663	1,547	3,321	29	9	7	263	308	117	7	3,753
Interest credited	—	681	375	235	132	1,423	—	—	—	—	—	—	—	1,423
Acquisition and operating expenses, net of deferrals	118	131	10	134	298	691	55	28	45	747	875	161	94	1,821
Amortization of deferred acquisition costs and intangibles	—	131	—	111	103	345	8	9	4	340	361	35	10	751
Interest expense	—	3	—	52	—	55	—	—	—	—	—	—	238	293

Total benefits and expenses	118	2,057	385	1,195	2,080	5,835	92	46	56	1,350	1,544	313	349	8,041

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	14	281	57	428	267	1,047	240	163	14	142	559	290	(151)	1,745
Provision (benefit) for income taxes	4	81	20	153	95	353	87	57	4	52	200	52	(46)	559

SEGMENT NET INCOME (LOSS) FROM CONTINUING OPERATIONS	10	200	37	275	172	694	153	106	10	90	359	238	(105)	1,186

ADJUSTMENTS TO SEGMENT NET INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—	—	—	—	1	1

SEGMENT NET OPERATING INCOME (LOSS)	$10	$200	$37	$275	$172	$694	$153	$106	$10	$90	$359	$238	$(104)	$1,187

Effective tax rate (operating income)	28.6%	28.8%	35.1%	35.7%	35.6%	33.7%	36.3%	35.0%	28.6%	36.6%	35.8%	17.9%	30.7%	32.0%

Retirement and Protection

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income—Retirement and Protection

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$861	$923	$884	$826	$3,494	$817	$813	$865	$853	$3,348
Net investment income	840	803	817	777	3,237	798	742	708	710	2,958
Net investment gains (losses)	(6)	(6)	(47)	(5)	(64)	—	—	—	—	—
Policy fees and other income	189	166	178	165	698	148	161	129	138	576

Total revenues	1,884	1,886	1,832	1,763	7,365	1,763	1,716	1,702	1,701	6,882

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	893	935	873	820	3,521	812	804	837	868	3,321
Interest credited	388	382	378	372	1,520	373	364	346	340	1,423
Acquisition and operating expenses, net of deferrals	207	203	208	189	807	183	182	168	158	691
Amortization of deferred acquisition costs and intangibles	103	76	106	83	368	87	91	103	64	345
Interest expense	43	36	35	26	140	20	14	12	9	55

Total benefits and expenses	1,634	1,632	1,600	1,490	6,356	1,475	1,455	1,466	1,439	5,835

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	250	254	232	273	1,009	288	261	236	262	1,047
Provision for income taxes	68	87	83	98	336	98	88	75	92	353

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	182	167	149	175	673	190	173	161	170	694

ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	2	3	22	3	30	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$184	$170	$171	$178	$703	$190	$173	$161	$170	$694

Effective tax rate (operating income)	27.4%	34.1%	35.7%	36.0%	33.4%	34.0%	33.7%	31.8%	35.1%	33.7%

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Managed Money

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	1	—	1	—	2	—	—	—	—	—
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	—
Policy fees and other income	64	46	46	41	197	35	33	32	32	132

Total revenues	65	46	47	41	199	35	33	32	32	132

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	53	38	39	37	167	31	29	29	29	118
Amortization of deferred acquisition costs and intangibles	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	53	38	39	37	167	31	29	29	29	118

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	12	8	8	4	32	4	4	3	3	14
Provision for income taxes	5	3	2	2	12	1	1	1	1	4

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	7	5	6	2	20	3	3	2	2	10

ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$7	$5	$6	$2	$20	$3	$3	$2	$2	$10

Effective tax rate (operating income)	41.7%	37.5%	25.0%	50.0%	37.5%	25.0%	25.0%	33.3%	33.3%	28.6%
SALES:
Sales by Distribution Channel:
Independent Producers	$984	$373	$417	$299	$2,073	$226	$210	$222	$193	$851
Dedicated Sales Specialist	233	229	226	283	971	247	219	156	130	752

Total Sales	$1,217	$602	$643	$582	$3,044	$473	$429	$378	$323	$1,603

Assets Under Management:
Account value, beginning of the period	$6,766	$6,143	$5,824	$5,180	$5,180	$4,777	$4,335	$4,046	$3,973	$3,973
Acquisitions(1)	9,110	—	—	—	9,110	—	—	—	—	—
Deposits	1,217	602	643	582	3,044	473	429	359	324	1,585
Interest credited and investment performance	696	154	(159)	254	945	72	160	58	(96)	194
Surrenders, benefits and product charges	(496)	(133)	(165)	(192)	(986)	(142)	(147)	(128)	(155)	(572)

Account value, end of period	$17,293	$6,766	$6,143	$5,824	$17,293	$5,180	$4,777	$4,335	$4,046	$5,180

Managed Money results represent AssetMark Investment Services, Inc., Genworth Financial Asset Management, Inc., Genworth Financial Advisers Corporation, Genworth Financial Trust Company and Capital Brokerage Corporation.

(1)	On October 20, 2006, we acquired AssetMark Investment Services, Inc., an investment management and advisory company. Assets under management at acquisition date were $9,110 million.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income—Retirement Income

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$146	$210	$200	$180	$736	$181	$189	$241	$244	$855
Net investment income	330	331	341	333	1,335	367	342	327	335	1,371
Net investment gains (losses)	(7)	(7)	(42)	(7)	(63)	—	—	—	—	—
Policy fees and other income	40	39	38	36	153	28	28	30	26	112

Total revenues	509	573	537	542	2,161	576	559	598	605	2,338

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	223	284	267	241	1,015	255	247	301	308	1,111
Interest credited	153	158	159	164	634	170	173	170	168	681
Acquisition and operating expenses, net of deferrals	31	36	39	33	139	33	35	35	28	131
Amortization of deferred acquisition costs and intangibles	52	45	40	36	173	39	33	32	27	131
Interest expense	1	2	1	1	5	1	1	1	—	3

Total benefits and expenses	460	525	506	475	1,966	498	489	539	531	2,057

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	49	48	31	67	195	78	70	59	74	281
Provision for income taxes	3	13	11	23	50	24	20	12	25	81

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	46	35	20	44	145	54	50	47	49	200

ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	3	4	18	5	30	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$49	$39	$38	$49	$175	$54	$50	$47	$49	$200

Effective tax rate (operating income)	7.9%	26.4%	36.7%	33.8%	27.2%	30.8%	28.6%	20.3%	33.8%	28.8%

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Retirement Income—Fee-Based

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	5	5	5	4	19	6	4	5	4	19
Net investment gains (losses)	1	(1)	—	—	—	—	—	—	—	—
Policy fees and other income	36	33	31	30	130	23	24	25	23	95

Total revenues	42	37	36	34	149	29	28	30	27	114

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	3	3	3	1	10	—	2	4	1	7
Interest credited	3	3	4	4	14	5	1	4	3	13
Acquisition and operating expenses, net of deferrals	6	9	10	6	31	5	6	4	(2)	13
Amortization of deferred acquisition costs and intangibles	6	6	6	5	23	5	5	4	3	17
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	18	21	23	16	78	15	14	16	5	50

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	24	16	13	18	71	14	14	14	22	64
Provision for income taxes	5	1	4	5	15	3	3	2	7	15

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	19	15	9	13	56	11	11	12	15	49

ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	1	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$18	$16	$9	$13	$56	$11	$11	$12	$15	$49

Effective tax rate (operating income)	22.6%	5.9%	30.8%	27.8%	21.4%	21.4%	21.4%	14.3%	31.8%	23.4%

SALES:
Sales by Product:
Income Distribution Series(1)	$400	$327	$307	$264	$1,298	$201	$99	$95	$86	$481
Traditional Variable Annuities	130	111	140	138	519	134	142	159	178	613
Variable Life	3	3	1	4	11	3	3	5	3	14

Total Sales	$533	$441	$448	$406	$1,828	$338	$244	$259	$267	$1,108

Sales by Distribution Channel:
Financial Intermediaries	$498	$408	$420	$375	$1,701	$308	$221	$243	$247	$1,019
Independent Producers	10	12	9	9	40	10	8	6	9	33
Dedicated Sales Specialist	25	21	19	22	87	20	15	10	11	56

Total Sales	$533	$441	$448	$406	$1,828	$338	$244	$259	$267	$1,108

Sales from our fee-based products represent new and additional premiums/deposits.

(1)	Income Distribution Series products are comprised of our retirement income and annuity product and variable annuity riders that provide similar income features.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income—Fee-Based

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Income Distribution Series(1)
Account value, net of reinsurance, beginning of period	$1,929	$1,555	$1,235	$911	$911	$747	$634	$540	$462	$462
Deposits	411	334	350	281	1,376	170	109	92	85	456
Interest credited and investment performance	105	68	(5)	59	227	6	13	8	(4)	23
Surrenders, benefits and product charges	(43)	(28)	(25)	(16)	(112)	(12)	(9)	(6)	(3)	(30)

Account value, net of reinsurance, end of period	2,402	1,929	1,555	1,235	2,402	911	747	634	540	911

Traditional Variable Annuities
Account value, net of reinsurance, beginning of period	1,585	1,458	1,360	1,182	1,182	1,048	902	747	632	632
Deposits	126	105	147	132	510	123	137	145	143	548
Interest credited and investment performance	104	54	(19)	78	217	32	35	29	(13)	83
Surrenders, benefits and product charges	(35)	(32)	(30)	(32)	(129)	(21)	(26)	(19)	(15)	(81)

Account value, net of reinsurance, end of period	1,780	1,585	1,458	1,360	1,780	1,182	1,048	902	747	1,182

Variable Life Insurance
Account value, beginning of the period	371	367	377	363	363	355	347	335	345	345
Deposits	7	7	7	9	30	8	7	11	8	34
Interest credited and investment performance	23	10	(5)	18	46	12	13	11	(11)	25
Surrenders, benefits and product charges	(10)	(13)	(12)	(13)	(48)	(12)	(12)	(10)	(7)	(41)

Account value, end of period	391	371	367	377	391	363	355	347	335	363

Total Retirement Income—Fee-Based	$4,573	$3,885	$3,380	$2,972	$4,573	$2,456	$2,150	$1,883	$1,622	$2,456

(1)	Income Distribution Series products are comprised of our retirement income and annuity product and variable annuity riders that provide similar income features.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Retirement Income—Spread-Based

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$146	$210	$200	$180	$736	$181	$189	$241	$244	$855
Net investment income	325	326	336	329	1,316	361	338	322	331	1,352
Net investment gains (losses)	(8)	(6)	(42)	(7)	(63)	—	—	—	—	—
Policy fees and other income	4	6	7	6	23	5	4	5	3	17

Total revenues	467	536	501	508	2,012	547	531	568	578	2,224

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	220	281	264	240	1,005	255	245	297	307	1,104
Interest credited	150	155	155	160	620	165	172	166	165	668
Acquisition and operating expenses, net of deferrals	25	27	29	27	108	28	29	31	30	118
Amortization of deferred acquisition costs and intangibles	46	39	34	31	150	34	28	28	24	114
Interest expense	1	2	1	1	5	1	1	1	—	3

Total benefits and expenses	442	504	483	459	1,888	483	475	523	526	2,007

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	25	32	18	49	124	64	56	45	52	217
Provision (benefit) for income taxes	(2)	12	7	18	35	21	17	10	18	66

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	27	20	11	31	89	43	39	35	34	151
ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	4	3	18	5	30	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$31	$23	$29	$36	$119	$43	$39	$35	$34	$151

Effective tax rate (operating income)	-3.3%	36.1%	38.3%	35.7%	29.6%	32.8%	30.4%	22.2%	34.6%	30.4%

SALES:
Sales by Product:
Structured Settlements	$10	$37	$43	$47	$137	$51	$50	$93	$153	$347
Single Premium Immediate Annuities	228	250	215	200	893	193	190	164	166	713
Fixed Annuities	202	360	261	189	1,012	343	378	686	364	1,771

Total Sales	$440	$647	$519	$436	$2,042	$587	$618	$943	$683	$2,831

Sales by Distribution Channel:
Financial Intermediaries	$322	$517	$409	$323	$1,571	$467	$487	$771	$441	$2,166
Independent Producers	108	112	106	107	433	113	124	164	230	631
Dedicated Sales Specialists	10	18	4	6	38	7	7	8	12	34

Total Sales	$440	$647	$519	$436	$2,042	$587	$618	$943	$683	$2,831

Premiums by Product:
Single Premium Immediate Annuities	$137	$178	$160	$129	$604	$144	$129	$139	$141	$553
Structured Settlements	9	32	40	51	132	37	60	102	103	302

Total Premiums	$146	$210	$200	$180	$736	$181	$189	$241	$244	$855

Sales from our life-contingent spread-based retail products represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period. Sales from our non-life-contingent spread-based retail products represent new and additional premiums/deposits.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income—Spread-Based

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Fixed Annuities
Account value, net of reinsurance, beginning of period	$14,449	$14,835	$15,241	$15,547	$15,547	$15,676	$15,540	$15,214	$15,113	$15,113
Deposits	245	424	326	267	1,262	356	530	699	285	1,870
Interest credited	133	137	139	145	554	151	154	150	150	605
Surrenders, benefits and product charges	(855)	(947)	(871)	(718)	(3,391)	(636)	(548)	(523)	(334)	(2,041)

Account value, net of reinsurance, end of period	13,972	14,449	14,835	15,241	13,972	15,547	15,676	15,540	15,214	15,547

Single Premium Immediate Annuities
Account value, net of reinsurance, beginning of period	6,064	5,888	5,772	5,680	5,680	5,578	5,488	5,415	5,344	5,344
Premiums and deposits	269	294	290	250	1,103	240	230	215	212	897
Interest credited	83	82	78	80	323	79	77	80	77	313
Surrenders, benefits and product charges	(242)	(200)	(252)	(238)	(932)	(217)	(217)	(222)	(218)	(874)

Account value, net of reinsurance, end of period	6,174	6,064	5,888	5,772	6,174	5,680	5,578	5,488	5,415	5,680

Structured Settlements
Account value, net of reinsurance, beginning of period	1,003	966	925	871	871	831	765	653	533	533
Premiums and deposits	9	37	45	58	149	41	69	116	124	350
Interest credited	14	14	13	12	53	12	11	11	11	45
Surrenders, benefits and product charges	(15)	(14)	(17)	(16)	(62)	(13)	(14)	(15)	(15)	(57)

Account value, net of reinsurance, end of period	1,011	1,003	966	925	1,011	871	831	765	653	871

Total Retirement Income—Spread-Based, net of reinsurance	$21,157	$21,516	$21,689	$21,938	$21,157	$22,098	$22,085	$21,793	$21,282	$22,098

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Spread-Based Institutional

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	157	144	145	132	578	126	113	105	98	442
Net investment gains (losses)	—	(1)	(3)	(2)	(6)	—	—	—	—	—
Policy fees and other income	—	—	—	—	—	—	—	—	—	—

Total revenues	157	143	142	130	572	126	113	105	98	442

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—	—
Interest credited	139	128	123	114	504	106	101	86	82	375
Acquisition and operating expenses, net of deferrals	2	2	2	2	8	4	2	2	2	10
Amortization of deferred acquisition costs and intangibles	—	1	—	—	1	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	141	131	125	116	513	110	103	88	84	385

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	16	12	17	14	59	16	10	17	14	57
Provision for income taxes	6	4	6	5	21	5	4	6	5	20

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	10	8	11	9	38	11	6	11	9	37
ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	1	2	1	4	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$10	$9	$13	$10	$42	$11	$6	$11	$9	$37

Effective tax rate (operating income)	37.5%	30.8%	35.0%	37.5%	35.4%	31.3%	40.0%	35.3%	35.7%	35.1%

SALES:
Sales by Product:
Guaranteed Investment Contracts (GICs)	$85	$146	$29	$57	$317	$31	$81	$105	$49	$266
Funding Agreements Backing Notes	800	450	300	700	2,250	500	1,000	150	300	1,950
Funding Agreements	—	—	50	—	50	—	—	100	—	100

Total Sales	$885	$596	$379	$757	$2,617	$531	$1,081	$355	$349	$2,316

Sales from our spread-based institutional products represent new and additional premiums/deposits. These products are sold through specialized brokers and investment brokers as well as directly to the contractholder.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Assets Under Management by Contract Type —Spread-Based Institutional

(amounts in millions)

		2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GICs, Funding Agreements and Funding Agreements Backing Notes
Account value, net of reinsurance, beginning of period	$9,812	$9,886	$9,766	$9,777	$9,777	$9,998	$9,162	$9,408	$9,541	$9,541
Deposits	971	676	498	980	3,125	587	1,402	871	841	3,701
Interest credited	139	128	123	114	504	107	101	86	82	376
Surrenders and benefits	(439)	(878)	(501)	(1,105)	(2,923)	(915)	(667)	(1,203)	(1,056)	(3,841)

Account value, end of period	$10,483	$9,812	$9,886	$9,766	$10,483	$9,777	$9,998	$9,162	$9,408	$9,777

By Contract Type:
Guaranteed Investment Contracts	$2,241	$2,373	$2,619	$2,849		$3,142	$3,217	$3,264	$3,302
Funding agreements backing notes	5,544	4,741	4,569	4,270		3,957	4,054	3,172	3,381
Funding agreements	2,698	2,698	2,698	2,647		2,678	2,727	2,726	2,725

	$10,483	$9,812	$9,886	$9,766		$9,777	$9,998	$9,162	$9,408

Funding agreements by liquidity provisions:
90 day	$425	$425	$425	$425		$558	$858	$1,108	$1,308
180 day	450	450	450	450		450	550	350	150
No put	1,235	1,235	1,485	1,485		1,385	1,035	985	1,010
13 month rolling maturity	575	575	325	275		275	275	275	250
Accrued interest	13	13	13	12		10	9	8	7

Total funding agreements	$2,698	$2,698	$2,698	$2,647		$2,678	$2,727	$2,726	$2,725

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Life Insurance

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$225	$228	$226	$221	$900	$207	$212	$193	$201	$813
Net investment income	156	146	146	138	586	134	122	116	121	493
Net investment gains (losses)	—	(3)	(1)	—	(4)	—	—	—	—	—
Policy fees and other income	82	74	86	83	325	80	94	65	78	317

Total revenues	463	445	457	442	1,807	421	428	374	400	1,623

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	178	183	171	183	715	158	168	165	172	663
Interest credited	59	59	60	60	238	59	59	58	59	235
Acquisition and operating expenses, net of deferrals	32	39	35	36	142	36	36	28	34	134
Amortization of deferred acquisition costs and intangibles	33	7	38	21	99	26	39	26	20	111
Interest expense	42	34	34	25	135	19	13	11	9	52

Total benefits and expenses	344	322	338	325	1,329	298	315	288	294	1,195

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	119	123	119	117	478	123	113	86	106	428
Provision for income taxes	36	45	43	43	167	44	40	31	38	153

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	83	78	76	74	311	79	73	55	68	275
ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	1	1	—	2	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$83	$79	$77	$74	$313	$79	$73	$55	$68	$275

Effective tax rate (operating income)	30.3%	37.3%	35.8%	36.8%	35.1%	35.8%	35.4%	36.0%	35.8%	35.7%

SALES:
Sales by Product:
Term Life	$33	$36	$37	$34	$140	$37	$38	$34	$29	$138
Universal Life:
Annualized first-year deposits	13	9	10	9	41	7	7	6	7	27
Excess deposits(1)	33	24	22	19	98	20	12	8	6	46

Total Universal Life	46	33	32	28	139	27	19	14	13	73

Total Sales	$79	$69	$69	$62	$279	$64	$57	$48	$42	$211

Sales by Distribution Channel:
Financial Intermediaries	$1	$1	$1	$1	$4	$1	$1	$1	$3	$6
Independent Producers	78	68	68	61	275	63	56	47	39	205

Total Sales	$79	$69	$69	$62	$279	$64	$57	$48	$42	$211

Sales from our term life insurance product represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period. Sales from our universal life product represent annualized first-year deposits and excess deposits.

(1)	Excess deposits reported in the fourth quarter of 2006 include $8 million of sales from the second and third quarters of 2006 not previously recognized.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Life Insurance In-force

(amounts in millions)

		2006			2005
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Term life insurance
Life insurance in-force, net of reinsurance	$429,803	$422,163	$409,103	$393,812	$379,378	$366,131	$350,224	$337,927
Life insurance in-force before reinsurance	$595,045	$583,780	$571,014	$554,472	$540,257	$525,264	$508,330	$494,431

Universal and whole life insurance
Life insurance in-force, net of reinsurance	$40,669	$41,595	$40,850	$40,890	$40,711	$41,722	$42,110	$42,428
Life insurance in-force before reinsurance	$49,572	$49,337	$49,207	$49,335	$49,353	$49,613	$49,846	$50,805

Total life insurance
Life insurance in-force, net of reinsurance	$470,472	$463,758	$449,953	$434,702	$420,089	$407,853	$392,334	$380,355
Life insurance in-force before reinsurance	$644,617	$633,117	$620,221	$603,807	$589,610	$574,877	$558,176	$545,236

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Long-Term Care Insurance

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$490	$485	$458	$425	$1,858	$429	$412	$431	$408	$1,680
Net investment income	196	182	184	174	736	171	165	160	156	652
Net investment gains (losses)	1	5	(1)	4	9	—	—	—	—	—
Policy fees and other income	3	7	8	5	23	5	6	2	2	15

Total revenues	690	679	649	608	2,626	605	583	593	566	2,347

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	492	468	435	396	1,791	399	389	371	388	1,547
Interest credited	37	37	36	34	144	38	31	32	31	132
Acquisition and operating expenses, net of deferrals	89	88	93	81	351	79	80	74	65	298
Amortization of deferred acquisition costs and intangibles	18	23	28	26	95	22	19	45	17	103
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	636	616	592	537	2,381	538	519	522	501	2,080

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	54	63	57	71	245	67	64	71	65	267
Provision for income taxes	18	22	21	25	86	24	23	25	23	95

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	36	41	36	46	159	43	41	46	42	172

ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	(3)	1	(3)	(6)	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$35	$38	$37	$43	$153	$43	$41	$46	$42	$172

Effective tax rate (operating income)	34.0%	34.5%	36.2%	35.8%	35.2%	35.8%	35.9%	35.2%	35.4%	35.6%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$7	$6	$5	$6	$24	$5	$4	$5	$5	$19
Independent Producers	24	27	22	21	94	19	18	17	18	72
Dedicated Sales Specialist	11	11	14	14	50	14	16	16	15	61

Total Individual Long-Term Care	42	44	41	41	168	38	38	38	38	152
Group Long-Term Care	—	—	1	—	1	5	—	1	—	6
Medicare Supplement and Other A&H	7	7	9	7	30	3	3	3	3	12
Linked Benefit	3	—	—	—	3	—	—	—	—	—

Total Sales	$52	$51	$51	$48	$202	$46	$41	$42	$41	$170

Total Long-Term Care
Earned Premium	$423	$418	$407	$399	$1,647	$402	$389	$400	$381	$1,572
Loss Ratio(a)	71.5%	65.6%	64.4%	59.6%	65.4%	58.7%	64.0%	55.6%	65.1%	60.8%
Gross Benefits Ratio(b)	106.3%	99.1%	98.0%	92.7%	99.1%	94.1%	96.7%	87.3%	96.1%	93.5%
Medicare Supplement and A&H
Earned Premium	$64	$68	$53	$26	$211	$27	$27	$27	$26	$107
Loss Ratio(a)	60.7%	76.5%	67.6%	94.6%	71.4%	74.5%	46.1%	72.1%	79.0%	67.9%

Sales from our long-term care products represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period.

(a)	We calculate the loss ratio for our products by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

(b)	We calculate the gross benefits ratio by dividing the benefits and other changes in policy reserves by net earned premium.

International

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income—International

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$446	$454	$473	$422	$1,795	$424	$450	$459	$471	$1,804
Net investment income	101	75	71	67	314	66	62	61	65	254
Net investment gains (losses)	1	(1)	—	1	1	—	—	—	—	—
Policy fees and other income	3	10	12	9	34	11	13	13	8	45

Total revenues	551	538	556	499	2,144	501	525	533	544	2,103

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	103	81	80	75	339	77	77	75	79	308
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	188	228	226	208	850	212	208	244	211	875
Amortization of deferred acquisition costs and intangibles	55	73	83	72	283	68	98	84	111	361
Interest expense	6	—	—	—	6	—	—	—	—	—

Total benefits and expenses	352	382	389	355	1,478	357	383	403	401	1,544

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	199	156	167	144	666	144	142	130	143	559
Provision for income taxes	58	49	48	42	197	51	51	46	52	200

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	141	107	119	102	469	93	91	84	91	359

ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	—	—	(1)	—	—	—	—	—

SEGMENT NET OPERATING INCOME(a)	$140	$107	$119	$102	$468	$93	$91	$84	$91	$359

Effective tax rate (operating income)	29.3%	31.8%	28.7%	28.7%	29.6%	35.4%	35.9%	35.4%	36.4%	35.8%

(a)	Segment net operating income adjusted for foreign exchange for our international segment was $134 million and $456 million for the three and twelve months ended December 31, 2006, respectively.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—International Mortgage Insurance—Canada

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$88	$78	$72	$68	$306	$67	$57	$52	$52	$228
Net investment income	30	27	26	25	108	25	21	19	22	87
Net investment gains (losses)	2	—	—	1	3	—	—	—	—	—
Policy fees and other income	—	3	5	3	11	4	6	5	2	17

Total revenues	120	108	103	97	428	96	84	76	76	332

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	14	11	5	11	41	8	6	7	8	29
Acquisition and operating expenses, net of deferrals	15	16	19	16	66	16	14	14	11	55
Amortization of deferred acquisition costs and intangibles	3	3	3	2	11	2	2	2	2	8

Total benefits and expenses	32	30	27	29	118	26	22	23	21	92

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	88	78	76	68	310	70	62	53	55	240
Provision for income taxes	30	24	25	22	101	24	24	18	21	87

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	58	54	51	46	209	46	38	35	34	153

ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	—	—	(1)	—	—	—	—	—

SEGMENT NET OPERATING INCOME(a)	$57	$54	$51	$46	$208	$46	$38	$35	$34	$153

Effective tax rate (operating income)	33.7%	30.8%	32.9%	31.3%	32.2%	34.3%	38.7%	34.0%	38.2%	36.3%

SALES:
New Insurance Written (NIW):
Flow	$6,515	$8,080	$6,005	$4,007	$24,607	$5,198	$5,579	$4,375	$3,173	$18,325
Bulk	301	2,731	140	31	3,203	2,195	319	257	166	2,937

Total International Mortgage Insurance Canada NIW	$6,816	$10,811	$6,145	$4,038	$27,810	$7,393	$5,898	$4,632	$3,339	$21,262

Sales represent new insurance written. New insurance written represents the original principal balance of mortgages covered by newly issued mortgage insurance during the specified period.

(a)	Segment net operating income for our Canada platform adjusted for foreign exchange was $56 million and $194 million for the three and twelve months ended December 31, 2006, respectively.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—International Mortgage Insurance—Australia

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$110	$48	$57	$51	$266	$37	$37	$41	$34	$149
Net investment income	22	20	17	16	75	16	14	14	14	58
Net investment gains (losses)	(1)	(1)	—	—	(2)	—	—	—	—	—
Policy fees and other income	—	—	—	—	—	1	—	—	1	2

Total revenues	131	67	74	67	339	54	51	55	49	209

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	52	18	17	14	101	7	2	5	(5)	9
Acquisition and operating expenses, net of deferrals	11	8	9	9	37	8	6	7	7	28
Amortization of deferred acquisition costs and intangibles	5	4	2	4	15	2	2	3	2	9

Total benefits and expenses	68	30	28	27	153	17	10	15	4	46

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	63	37	46	40	186	37	41	40	45	163
Provision for income taxes	17	11	11	10	49	13	13	15	16	57

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	46	26	35	30	137	24	28	25	29	106

ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING INCOME(a)	$46	$26	$35	$30	$137	$24	$28	$25	$29	$106

Effective tax rate (operating income)	28.1%	31.6%	23.9%	25.0%	27.1%	35.1%	31.7%	37.5%	35.6%	35.0%

SALES:
New Insurance Written (NIW):
Flow	$9,833	$10,679	$9,467	$11,904	$41,883	$10,060	$10,254	$7,552	$7,866	$35,732
Bulk	754	1,823	196	465	3,238	314	1,929	3,785	1,334	7,362

Total International Mortgage Insurance Australia NIW	$10,587	$12,502	$9,663	$12,369	$45,121	$10,374	$12,183	$11,337	$9,200	$43,094

Sales represent new insurance written. New insurance written represents the original principal balance of mortgages covered by newly issued mortgage insurance during the specified period.

(a)	Segment net operating income for our Australia platform adjusted for foreign exchange was $44 million and $139 million for the three and twelve months ended December 31, 2006, respectively.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Other International Mortgage Insurance

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$22	$18	$22	$12	$74	$13	$13	$14	$18	$58
Net investment income	4	5	5	4	18	3	4	3	2	12
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	—
Policy fees and other income	1	—	—	—	1	—	—	—	—	—

Total revenues	27	23	27	16	93	16	17	17	20	70

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	3	4	2	10	1	1	2	3	7
Acquisition and operating expenses, net of deferrals	20	17	16	11	64	12	12	14	7	45
Amortization of deferred acquisition costs and intangibles	2	1	1	1	5	1	1	1	1	4

Total benefits and expenses	23	21	21	14	79	14	14	17	11	56

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	4	2	6	2	14	2	3	—	9	14
Provision for income taxes	—	1	2	1	4	—	1	—	3	4

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	4	1	4	1	10	2	2	—	6	10

ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING INCOME(a)	$4	$1	$4	$1	$10	$2	$2	$—	$6	$10

Effective tax rate (operating income)	0.0%	50.0%	33.3%	50.0%	28.6%	0.0%	33.3%	0.0%	33.3%	28.6%

SALES:
New Insurance Written (NIW):
Flow	$5,393	$4,536	$4,518	$3,803	$18,250	$3,972	$2,723	$2,143	$1,704	$10,542
Bulk	2,788	825	1,341	171	5,125	141	226	3,291	—	3,658

Total Other International NIW	$8,181	$5,361	$5,859	$3,974	$23,375	$4,113	$2,949	$5,434	$1,704	$14,200

Sales represent new insurance written. New insurance written represents the original principal balance of mortgages covered by newly issued mortgage insurance during the specified period.

(a)	Segment net operating income for our Other International platform adjusted for foreign exchange was $3 million and $9 million for the three and twelve months ended December 31, 2006, respectively.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
New Insurance Written
Canada(a)	$6,800	$10,800	$6,200	$4,000	$27,800	$7,400	$5,900	$4,600	$3,300	$21,200
Australia(b)	10,600	12,500	9,600	12,400	45,100	10,400	12,200	11,400	9,200	43,200
Other International(c)	8,200	5,400	5,900	4,000	23,500	4,100	2,900	5,400	1,700	14,100

Total International New Insurance Written	$25,600	$28,700	$21,700	$20,400	$96,400	$21,900	$21,000	$21,400	$14,200	$78,500

Net Premiums Written
Canada	$145	$178	$123	$79	$525	$110	$114	$92	$67	$383
Australia	75	91	74	93	333	73	67	59	59	258
Other International	62	42	47	32	183	29	23	17	11	80

Total International Net Premiums Written	$282	$311	$244	$204	$1,041	$212	$204	$168	$137	$721

Loss Ratio(d)
Canada	16%	14%	7%	16%	13%	12%	10%	13%	15%	12%
Australia	47%	37%	30%	29%	38%	20%	5%	13%	-14%	7%
Other International	6%	18%	15%	14%	13%	9%	9%	11%	17%	12%
Total International Loss Ratio	30%	22%	17%	21%	24%	14%	8%	13%	6%	10%

Expense Ratio(e)
Canada	13%	11%	18%	23%	15%	16%	15%	17%	19%	16%
Australia	22%	13%	15%	14%	16%	13%	14%	16%	15%	14%
Other International	34%	43%	34%	41%	37%	50%	52%	90%	79%	63%
Total International Expense Ratio	20%	16%	20%	21%	19%	19%	18%	24%	22%	21%

Primary Insurance In-force
Canada	$113,200	$112,200	$101,900	$92,800		$89,300	$81,000	$71,500	$77,100
Australia	174,100	167,300	133,100	133,600		127,300	123,800	114,900	110,800
Other International	44,700	40,100	36,600	30,400		27,600	26,200	23,800	22,000

Total International Primary Insurance In-force	$332,000	$319,600	$271,600	$256,800		$244,200	$231,000	$210,200	$209,900

Total Risk In-force(f)
Canada	$39,600	$39,300	$35,700	$32,500		$31,200	$28,300	$25,000	$27,000
Australia	61,000	58,500	46,600	46,700		44,600	43,300	40,300	38,800
Other International	5,700	4,900	4,300	3,600		3,200	2,900	2,500	2,200

Total International Risk In-force	$106,300	$102,700	$86,600	$82,800		$79,000	$74,500	$67,800	$68,000

The loss and expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(a)	New insurance written for our Canada platform adjusted for foreign exchange was $6,600 and $25,900 for the three and twelve months ended December 31, 2006, respectively.

(b)	New insurance written for our Australia platform adjusted for foreign exchange was $10,400 and $46,000 for the three and twelve months ended December 31, 2006, respectively.

(c)	New insurance written for our Other International platform adjusted for foreign exchange was $7,400 and $23,100 for the three and twelve months ended December 31, 2006, respectively.

(d)	The ratio of incurred losses and loss adjustment expense to net premiums earned.

(e)

The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

(f)

Our businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans we insure in those markets. For the purpose of representing our risk in-force, we have computed an “Effective Risk In-force” amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents our highest expected average per-claim payment for any one underwriting year over the life of our businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Premium Recognition Curve and Loss Factor Update

(amounts in millions)

	International Mortgage Insurance
	Q4 2006 Before Impact of Adjustments		Adjustments		Q4 2006 Reported
			Australia	Canada
REVENUES:
Premiums	$160		$52	$8	$220
Net investment income	56		—	—	56
Net investment gains (losses)	1		—	—	1
Policy fees and other income	1		—	—	1

Total revenues	218		52	8	278

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	33		34	—	67
Acquisition and operating expenses, net of deferrals	46		—	—	46
Amortization of deferred acquisition costs and intangibles	7		3	—	10

Total benefits and expenses	86		37	—	123

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	132		15	8	155

Provision for income taxes	39		5	3	47

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	93		10	5	108

ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(1)		—	—	(1)

SEGMENT NET OPERATING INCOME	$92		$10	$5	$107

Loss Ratio(1)	21%				30%
Loss Ratio by Platform
Australia(1)	31	%(2)			47%
Canada(1)	18%				16%

(1)	Loss ratios are calculated by dividing benefits and other changes in policy reserves by premiums.

(2)

The Australia loss ratio before impact of adjustments includes $6 million of premiums recognized from excess cancellations. Excluding the excess cancellations during the quarter, our loss ratio is 35%.

Non-GAAP Definition of Loss Ratio Before Impact of Adjustments

The results and ratios “before impact of adjustments” are non-GAAP measures based on financial information not in accordance with GAAP. The adjustments included on this page include the impact of the cumulative adjustment of earned premiums, with a related amortization of deferred acquisition costs adjustment, and the increase to losses due to an update of loss factors. The cumulative adjustment of earned premiums is the result of a study to update the amortization pattern of unearned premiums based on historical experience and estimated expected future expiration of risk. Management believes the loss ratios before the impact of the adjustments enhances understanding of our loss experience of our International Mortgage Insurance business. However, the loss ratios “before impact of adjustments” should not be viewed as a substitute for the loss ratios calculated based on GAAP financial information.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Payment Protection Insurance

(amounts in millions)

		2006				2005
	Q4(a)	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$226	$310	$322	$291	$1,149	$307	$343	$352	$367	$1,369
Net investment income	45	23	23	22	113	22	23	25	27	97
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	—
Policy fees and other income	2	7	7	6	22	6	7	8	5	26

Total revenues	273	340	352	319	1,284	335	373	385	399	1,492

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	36	49	54	48	187	61	68	61	73	263
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	142	187	182	172	683	176	176	209	186	747
Amortization of deferred acquisition costs and intangibles	45	65	77	65	252	63	93	78	106	340
Interest expense	6	—	—	—	6	—	—	—	—	—

Total benefits and expenses	229	301	313	285	1,128	300	337	348	365	1,350

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	44	39	39	34	156	35	36	37	34	142
Provision for income taxes	11	13	10	9	43	14	13	13	12	52

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	33	26	29	25	113	21	23	24	22	90

ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING INCOME(b)	$33	$26	$29	$25	$113	$21	$23	$24	$22	$90

Effective tax rate (operating income)	25.0%	33.3%	25.6%	26.5%	27.6%	40.0%	36.1%	35.1%	35.3%	36.6%

SALES:
Payment Protection:
Traditional indemnity premiums	$203	$424	$454	$389	$1,470	$394	$429	$474	$432	$1,729
Premium equivalents for administrative services only business	51	31	14	30	126	27	25	27	21	100
Reinsurance premiums assumed accounted for under the deposit method	437	97	32	—	566	—	—	—	—	—

Total Payment Protection	691	552	500	419	2,162	421	454	501	453	1,829
Mexico operations	18	18	15	16	67	16	14	12	12	54

Total Sales(c)	$709	$570	$515	$435	$2,229	$437	$468	$513	$465	$1,883

Sales from our payment protection insurance business represent total written premiums, deposits and premium equivalents for third-party administered business, gross of ceded reinsurance and cancellations, during the specified period.

Beginning in 2006, our Mexico-domiciled insurer is reported within the payment protection insurance business. All quarters presented have been revised to combine our Mexico-domiciled insurer operations with payment protection insurance. The revision has also been made to reflect the impact on Corporate and Other where our Mexico-domiciled insurer was previously reported. Sales from our Mexico-domiciled insurer represent net written premium, net of cancellations.

(a)

During the fourth quarter of 2006, approximately $73 million of premiums related to certain reinsurance assumed business were reclassified from reinsurance accounting to the deposit method of accounting. This change in accounting also resulted in reclassifications in the investment income, benefits and other changes in policyholder reserves and interest expense captions on the income statement, but had no impact on segment net income or segment net operating income in the fourth quarter of 2006. The fourth quarter 2006 reclassification to the deposit method of accounting presented above was a cumulative catch-up for the previous three quarters of 2006. To better facilitate the analysis of PPI’s sales, revenue and expense trends, page 41 presents all 2006 and 2005 quarterly income statements and sales data on a basis consistent with these reinsurance assumed arrangements being accounted for under the deposit method of accounting. This change in accounting had no impact on segment net income from continuing operations or segment net operating income for all periods presented.

(b)

Segment net operating income adjusted for foreign exchange for our payment protection insurance business was $31 million and $114 million for the three and twelve months ended December 31, 2006, respectively.

(c)	Sales adjusted for foreign exchange for our payment protection insurance business was $653 million and $2,207 million for the three and twelve months ended December 31, 2006, respectively.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Payment Protection Insurance

(Supplemental Analysis—Prior Quarters Adjusted for Change in Accounting)

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$277	$287	$306	$279	$1,149	$292	$328	$343	$357	$1,320
Net investment income	29	31	28	25	113	25	26	28	30	109
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	—
Policy fees and other income	8	3	5	6	22	6	7	8	5	26

Total revenues	314	321	339	310	1,284	323	361	379	392	1,455

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	54	41	48	44	187	56	65	58	75	254
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	151	183	179	170	683	165	162	200	173	700
Amortization of deferred acquisition costs and intangibles	64	56	72	60	252	67	98	84	110	359
Interest expense	1	2	1	2	6	—	—	—	—	—

Total benefits and expenses	270	282	300	276	1,128	288	325	342	358	1,313

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	44	39	39	34	156	35	36	37	34	142
Provision for income taxes	11	13	10	9	43	14	13	13	12	52

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	33	26	29	25	113	21	23	24	22	90

ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$33	$26	$29	$25	$113	$21	$23	$24	$22	$90

Effective tax rate (operating income)	25.0%	33.3%	25.6%	26.5%	27.6%	40.0%	36.1%	35.1%	35.3%	36.6%

SALES:
Payment Protection:
Traditional indemnity premiums	$476	$307	$369	$318	$1,470	$348	$383	$435	$399	$1,565
Premium equivalents for administrative services only business	51	31	14	30	126	27	25	27	21	100
Reinsurance premiums assumed accounted for under the deposit method	164	214	117	71	566	46	46	39	33	164

Total Payment Protection	691	552	500	419	2,162	421	454	501	453	1,829

Mexico operations	18	18	15	16	67	16	14	12	12	54

Total Sales	$709	$570	$515	$435	$2,229	$437	$468	$513	$465	$1,883

Details of Premiums:
Continuing business	$271	$265	$269	$254	$1,059	$241	$248	$262	$266	$1,017
Travel and runoff block	6	22	37	25	90	51	80	81	91	303

Total Premiums	$277	$287	$306	$279	$1,149	$292	$328	$343	$357	$1,320

Supplemental Analysis for Change in Accounting:

During the fourth quarter of 2006, approximately $73 million of premiums related to certain reinsurance assumed business were reclassified from reinsurance accounting to the deposit method of accounting. This change in accounting also resulted in reclassifications in the investment income, benefits and other changes in policyholder reserves and interest expense captions on the income statement, but had no impact on segment net income or segment net operating income in the fourth quarter of 2006. The fourth quarter 2006 reclassification to the deposit method of accounting presented on page 40 was treated as a cumulative catch-up for the previous three quarters of 2006.

To better facilitate the analysis of PPI’s sales, revenue and expense trends, the above represents all 2006 and 2005 quarterly income statements and sales data on a basis consistent with these reinsurance assumed arrangements being accounted for under the deposit method of accounting. This change in accounting had no impact on segment net income from continuing operations or segment net operating income for all periods presented.

U.S. Mortgage Insurance

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—U.S. Mortgage Insurance

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$136	$118	$116	$116	$486	$112	$111	$113	$111	$447
Net investment income	34	34	37	35	140	33	34	32	31	130
Net investment gains (losses)	4	1	1	—	6	—	—	—	—	—
Policy fees and other income	4	5	6	4	19	6	6	7	7	26

Total revenues	178	158	160	155	651	151	151	152	149	603

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	54	44	24	19	141	50	27	25	15	117
Acquisition and operating expenses, net of deferrals	30	35	32	32	129	38	49	40	34	161
Amortization of deferred acquisition costs and intangibles	6	9	7	8	30	9	13	7	6	35

Total benefits and expenses	90	88	63	59	300	97	89	72	55	313

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	88	70	97	96	351	54	62	80	94	290
Provision for income taxes	24	17	24	24	89	7	4	19	22	52

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	64	53	73	72	262	47	58	61	72	238
ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(2)	—	(1)	—	(3)	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$62	$53	$72	$72	$259	$47	$58	$61	$72	$238

Effective tax rate (operating income)	26.2%	23.2%	25.0%	25.0%	24.9%	13.0%	6.5%	23.8%	23.4%	17.9%

SALES:
New Insurance Written (NIW):
Flow	$7,211	$6,951	$6,651	$5,544	$26,357	$6,567	$7,073	$6,533	$4,983	$25,156
Bulk	8,113	1,172	1,462	1,258	12,005	62	147	687	683	1,579
Pool	261	74	63	41	439	61	—	—	—	61

Total U.S. Mortgage NIW	$15,585	$8,197	$8,176	$6,843	$38,801	$6,690	$7,220	$7,220	$5,666	$26,796

Sales represent new insurance written. New insurance written represents the original principal balance of mortgages covered by newly issued mortgage insurance during the specified period.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—U.S. Mortgage Insurance

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
New Insurance Written	$15,600	$8,200	$8,200	$6,800	$38,800	$6,700	$7,200	$7,200	$5,700	$26,800

Net Premiums Written	$138	$121	$119	$115	$493	$112	$112	$111	$109	$444

New Risk Written
Flow	$1,776	$1,773	$1,697	$1,404	$6,650	$1,667	$1,820	$1,713	$1,263	$6,463
Bulk	257	40	41	102	440	2	10	19	9	40

Total Primary	2,033	1,813	1,738	1,506	7,090	1,669	1,830	1,732	1,272	6,503
Pool	9	3	2	2	16	2	—	—	—	2

Total New Risk Written	$2,042	$1,816	$1,740	$1,508	$7,106	$1,671	$1,830	$1,732	$1,272	$6,505

Loss Ratio(a)	40%	37%	21%	16%	29%	45%	24%	22%	14%	26%

Expense Ratio(b)	26%	36%	33%	35%	32%	42%	55%	42%	37%	44%

Primary Insurance In-force	$113,400	$104,000	$102,000	$100,500		$100,200	$101,900	$104,300	$106,000

Risk In-force
Flow	$22,484	$21,962	$21,555	$21,328		$21,375	$21,500	$21,848	$22,103
Bulk	783	534	498	460		363	370	369	284

Total Primary	23,267	22,496	22,053	21,788		21,738	21,870	22,217	22,387
Pool	452	468	494	516		554	590	643	682

Total Risk In-force	$23,719	$22,964	$22,547	$22,304		$22,292	$22,460	$22,860	$23,069

(a)	The ratio of incurred losses and loss adjustment expense to net premiums earned.

(b)

The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—U.S. Mortgage Insurance

(dollar amounts in millions)

		2006			2005
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Risk In-force by Credit Quality
Flow by FICO Scores >619 (%)	91%	91%	92%	92%	92%	92%	92%	92%
Flow by FICO Scores 575-619	7%	7%	6%	6%	6%	6%	6%	6%
Flow by FICO Scores <575	2%	2%	2%	2%	2%	2%	2%	2%

Bulk by FICO Scores >619	97%	95%	95%	94%	96%	95%	95%	92%
Bulk by FICO Scores 575-619	2%	3%	3%	4%	2%	3%	3%	4%
Bulk by FICO Scores <575	1%	2%	2%	2%	2%	2%	2%	4%

Primary A minus and sub-prime	11.2%	11.1%	10.8%	10.6%	10.4%	10.1%	9.9%	9.9%

Primary Loans
Primary total loans in-force	778,311	744,867	740,091	740,562	744,970	763,988	786,959	804,839
Primary total loans in default	24,296	23,083	22,069	23,127	27,391	24,478	23,613	24,376
Primary loans total default rate	3.1%	3.1%	3.0%	3.1%	3.7%	3.2%	3.0%	3.0%

Flow loans in default	22,966	22,001	21,021	22,070	26,163	23,284	22,392	22,891
Flow loans default rate	3.6%	3.5%	3.3%	3.5%	4.1%	3.5%	3.3%	3.3%

Bulk loans in default	1,330	1,082	1,048	1,057	1,228	1,194	1,221	1,485
Bulk loans default rate	1.0%	1.0%	0.9%	1.0%	1.2%	1.1%	1.1%	1.4%

A minus and sub-prime loans in default	7,258	6,773	6,185	6,064	7,072	6,420	5,930	6,058
A minus and sub-prime loans default rate	9.6%	9.3%	8.8%	8.8%	10.5%	9.6%	8.9%	8.9%

Pool Loans
Pool loans in default	402	446	477	500	597	542	597	648
Pool loans default rate	1.9%	2.5%	2.6%	2.7%	3.1%	2.7%	2.8%	2.7%

Claims Paid
Primary Claims Paid (includes LAE)	$36.0	$36.0	$32.2	$30.6	$33.8	$34.0	$37.9	$39.6
Pool Claims Paid (includes LAE)	$0.2	$—	$0.4	$0.1	$0.1	$—	$0.2	$0.1
Primary Average Claim Severity	99%	98%	95%	96%	95%	94%	95%	95%

Other Measures
Flow Persistency(a)	76%	74%	71%	72%	68%	59%	63%	66%
Gross written premiums ceded to captives/total direct written premiums	23%	23%	24%	24%	24%	24%	24%	25%
Risk to capital ratio(b)	8.6:1	7.9:1	8.0:1	8.1:1	8.2:1	8.6:1	8.9:1	9.4:1

(a)

Excludes bulk transactions and the effect of periodic reconciliations involving single premium mortgage insurance. Including the effect of the periodic reconciliations, flow persistency would be 71% and 65% for the three months ended March 31, 2006 and December 31, 2005, respectively. All other periods shown were unafffected.

(b)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingent reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for our U.S. mortgage insurance business was computed as of the beginning of the period indicated.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Primary Risk In-force and Primary Default Rate

by Region and State

	December 31, 2006		December 31, 2005
	% of Primary Risk In-force	Primary Default Rate	% of Primary Risk In-force	Primary Default Rate
By Region
Southeast(1)	26%	3.36%	25%	4.03%
South Central(2)	17	3.18%	17	4.91%
Northeast(3)	13	3.34%	14	3.66%
North Central(4)	12	2.80%	12	2.84%
Great Lakes(5)	10	4.75%	9	4.96%
Pacific(6)	8	1.44%	9	1.79%
Plains(7)	6	2.52%	6	2.60%
New England(8)	4	2.66%	4	2.56%
Mid-Atlantic(9)	4	2.21%	4	2.52%

Total	100%	3.12%	100%	3.68%

By State
Florida	9%	2.17%	9%	2.43%
Texas	7%	3.89%	7%	5.09%
New York	6%	2.59%	6%	2.87%
Illinois	5%	3.08%	5%	3.16%
Georgia	4%	4.22%	4%	4.51%
North Carolina	4%	4.04%	4%	4.51%
Pennsylvania	4%	4.47%	4%	4.83%
Ohio	4%	4.96%	4%	5.40%
New Jersey	3%	3.14%	3%	3.36%
California	3%	0.99%	3%	1.14%

(1)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee

(2)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah

(3)	New Jersey, New York and Pennsylvania

(4)	Illinois, Minnesota, Missouri and Wisconsin

(5)	Indiana, Kentucky, Michigan and Ohio

(6)	Alaska, California, Hawaii, Nevada, Oregon and Washington

(7)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming

(8)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont

(9)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Premium Recognition Curve and Loss Factor Update

(amounts in millions)

	U.S. Mortgage Insurance
	Q4 2006 Before Impact of Adjustments	Adjustments	Q4 2006 Reported
REVENUES:
Premiums	$128	$8	$136
Net investment income	34	—	34
Net investment gains (losses)	4	—	4
Policy fees and other income	4	—	4

Total revenues	170	8	178

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	54	—	54
Acquisition and operating expenses, net of deferrals	30	—	30
Amortization of deferred acquisition costs and intangibles	6	—	6

Total benefits and expenses	90	—	90

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	80	8	88

Provision for income taxes	21	3	24

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	59	5	64

ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(2)	—	(2)

SEGMENT NET OPERATING INCOME	$57	$5	$62

Loss Ratio(1)	42%		40%

(1)	Loss ratios are calculated by dividing benefits and other changes in policy reserves by premiums.

Non-GAAP Definition of Loss Ratio Before Impact of Adjustments

The results and ratios “before impact of adjustments” are non-GAAP measures based on financial information not in accordance with GAAP. The adjustments included on this page include the impact of the cumulative adjustment of earned premiums, with a related amortization of deferred acquisition costs adjustment, and the increase to losses due to an update of loss factors. The cumulative adjustment of earned premiums is the result of a study to update the amortization pattern of unearned premiums based on historical experience and estimated expected future expiration of risk. Management believes the loss ratios before the impact of the adjustments enhances understanding of our loss experience of our U.S. Mortgage Insurance business. However, the loss ratios “before impact of adjustments” should not be viewed as a substitute for the loss ratios calculated based on GAAP financial information.

Corporate and Other

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Net Loss and Net Operating Loss—Corporate and Other

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$3	$10	$7	$7	$27	$13	$6	$13	$7	$39
Net investment income	28	20	15	33	96	32	52	29	34	147
Net investment gains (losses)	9	—	(3)	(18)	(12)	11	(6)	—	(6)	(1)
Policy fees and other income	4	3	4	3	14	4	3	2	4	13

Total revenues	44	33	23	25	125	60	55	44	39	198

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	1	1	1	3	1	3	1	2	7
Acquisition and operating expenses, net of deferrals	21	27	17	7	72	38	26	30	—	94
Amortization of deferred acquisition costs and intangibles	1	2	1	1	5	2	3	3	2	10
Interest expense	58	51	53	56	218	60	58	57	63	238

Total benefits and expenses	80	81	72	65	298	101	90	91	67	349

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME	(36)	(48)	(49)	(40)	(173)	(41)	(35)	(47)	(28)	(151)
TAXES AND ACCOUNTING CHANGE

Benefit from income taxes	(10)	(15)	(14)	(13)	(52)	(9)	(12)	(17)	(8)	(46)

NET LOSS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	(26)	(33)	(35)	(27)	(121)	(32)	(23)	(30)	(20)	(105)

Cumulative effect of accounting change, net of taxes	—	—	—	4	4	—	—	—	—	—

NET LOSS FROM CONTINUING OPERATIONS	(26)	(33)	(35)	(23)	(117)	(32)	(23)	(30)	(20)	(105)

ADJUSTMENT TO SEGMENT NET LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(5)	—	1	12	8	(7)	4	—	4	1
Cumulative effect of accounting change, net of taxes	—	—	—	(4)	(4)	—	—	—	—	—

NET OPERATING LOSS	$(31)	$(33)	$(34)	$(15)	$(113)	$(39)	$(19)	$(30)	$(16)	$(104)

Effective tax rate (operating income)	31.1%	31.3%	26.1%	31.8%	29.8%	25.0%	34.5%	36.2%	27.3%	30.7%

ADDITIONAL FINANCIAL DATA

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Investments Summary

(amounts in millions)

	December 31, 2006		September 30, 2006		June 30, 2006		March 31, 2006		December 31, 2005
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade
Other public	$24,604	35%	$24,259	36%	$23,087	35%	$23,752	36%	$24,807	37%
Other private	10,653	15	10,476	15	10,193	16	10,163	15	10,093	15
Mortgage and asset-backed	14,438	20	13,170	19	12,629	19	13,158	20	12,506	18
Tax exempt	2,231	3	2,720	4	2,801	4	2,900	4	2,885	4
Non-investment grade	2,758	4	2,891	4	2,844	4	2,785	4	2,844	4
Equity securities:
Common stocks and mutual funds	52	—	45	—	44	—	45	—	54	—
Preferred stocks	145	—	147	—	143	—	148	—	152	—
Commercial mortgage loans	8,357	12	8,182	12	8,072	12	7,769	12	7,476	11
Policy loans	1,489	2	1,493	2	1,480	2	1,356	2	1,344	2
Restricted investments held by securitization entities	—	—	—	—	—	—	—	—	685	1
Cash, cash equivalents and short-term investments	2,449	4	2,301	3	2,349	4	1,944	3	1,879	3
Securities lending	2,277	3	1,621	3	935	2	1,597	2	1,820	3
Other invested assets	1,556	2	1,424	2	902	2	1,088	2	1,329	2

Total invested assets and cash	$71,009	100%	$68,729	100%	$65,479	100%	$66,705	100%	$67,874	100%

		December 31, 2006		September 30, 2006		June 30, 2006		March 31, 2006		December 31, 2005
Public Fixed Maturities—Credit Quality:		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$30,041	76%	$29,341	74%	$28,204	74%	$28,800	74%	$28,831	72%
2	Baa	7,496	19	7,971	20	7,758	20	8,347	21	8,902	23
3	Ba	1,320	3	1,425	4	1,430	4	1,496	4	1,457	4
4	B	611	2	647	2	616	2	544	1	552	1
5	Caa and lower	76	—	22	—	25	—	77	—	75	—
6	In or near default	9	—	9	—	9	—	9	—	12	—
Not rated	Not rated	—	—	—	—	—	—	5	—	57	—

	Total public fixed maturities	$39,553	100%	$39,415	100%	$38,042	100%	$39,278	100%	$39,886	100%

Private Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$8,897	59%	$7,972	57%	$7,530	56%	$7,634	57%	$7,380	56%
2	Baa	5,493	36	5,341	38	5,231	39	5,193	39	5,179	39
3	Ba	579	4	592	4	535	4	445	3	466	4
4	B	132	1	172	1	163	1	160	1	157	1
5	Caa and lower	5	—	12	—	13	—	13	—	16	—
6	In or near default	7	—	11	—	39	—	34	—	34	—
Not rated	Not rated	18	—	1	—	1	—	1	—	17	—

	Total private fixed maturities	$15,131	100%	$14,101	100%	$13,512	100%	$13,480	100%	$13,249	100%

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Fixed Maturities Summary

(amounts in millions)

	December 31, 2006		September 30, 2006		June 30, 2006		March 31, 2006		December 31, 2005
	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
Fixed Maturities—Security Sector:
U.S. government, agencies & government sponsored entities	$864	2%	$689	1%	$665	1%	$635	1%	$780	2%
Tax exempt	2,231	4	2,720	5	2,802	5	2,900	6	2,889	5
Foreign government	1,765	3	1,770	3	1,842	4	1,824	4	1,806	3
U.S. corporate	24,656	45	24,730	46	24,051	47	24,950	47	25,751	48
Foreign corporate	10,632	19	10,335	20	9,457	18	9,183	17	9,282	18
Mortgage-backed	9,212	17	8,508	16	8,130	16	8,633	16	8,641	16
Asset-backed	5,324	10	4,764	9	4,607	9	4,633	9	3,986	8

Total fixed maturities	$54,684	100%	$53,516	100%	$51,554	100%	$52,758	100%	$53,135	100%

Corporate Bond Holdings—Industry Sector:
Finance and insurance	$12,461	35%	$11,832	34%	$11,202	33%	$11,485	34%	$11,256	32%
Utilities and energy	6,238	18	6,345	18	6,073	18	6,472	19	6,754	19
Consumer—non cyclical	4,136	12	4,219	12	4,085	12	4,419	13	4,576	13
Consumer—cyclical	2,497	7	2,464	7	2,413	7	2,306	7	2,616	7
Capital goods	2,115	6	1,954	6	1,840	6	1,798	5	2,005	6
Industrial	1,762	5	1,998	6	2,027	6	2,016	6	2,096	6
Technology and communications	2,469	7	2,497	7	2,431	7	2,511	7	2,403	7
Transportation	1,230	3	1,235	3	1,207	4	1,217	3	1,304	4
Other	2,380	7	2,521	7	2,230	7	1,909	6	2,023	6

Total	$35,288	100%	$35,065	100%	$33,508	100%	$34,133	100%	$35,033	100%

Fixed Maturities—Contractual Maturity Dates:
Due in one year or less	$2,342	4%	$2,902	5%	$2,867	6%	$2,729	5%	$2,789	5%
Due after one year through five years	10,416	19	9,984	19	9,567	18	9,780	19	9,997	19
Due after five years through ten years	9,900	18	10,264	19	10,229	20	10,512	20	10,994	21
Due after ten years	17,490	32	17,094	32	16,154	31	16,471	31	16,728	31

Subtotal	40,148	73	40,244	75	38,817	75	39,492	75	40,508	76
Mortgage and asset-backed	14,536	27	13,272	25	12,737	25	13,266	25	12,627	24

Total fixed maturities	$54,684	100%	$53,516	100%	$51,554	100%	$52,758	100%	$53,135	100%

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Commercial Mortgage Loans Data

(amounts in millions)

	December 31, 2006		September 30, 2006		June 30, 2006		March 31, 2006		December 31, 2005
Summary of Commercial Mortgage Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$2,321	28%	$2,372	29%	$2,359	29%	$2,267	29%	$2,255	30%
South Atlantic	1,798	21	1,721	21	1,703	21	1,634	21	1,552	21
Middle Atlantic	1,115	13	1,117	14	1,105	14	1,105	14	1,080	14
East North Central	835	10	829	10	835	10	867	11	792	11
Mountain	815	10	759	9	718	9	609	8	576	8
West South Central	357	4	331	4	365	4	344	4	338	4
West North Central	535	7	531	6	473	6	451	6	442	6
East South Central	280	3	306	4	303	4	293	4	281	4
New England	311	4	224	3	219	3	222	3	183	2

Subtotal	8,367	100%	8,190	100%	8,080	100%	7,792	100%	7,499	100%

Allowance for losses	(15)		(14)		(15)		(30)		(31)
Unamortized fees and costs	5		6		7		7		8

Total	$8,357		$8,182		$8,072		$7,769		$7,476

Property Type
Office	$2,319	28%	$2,334	29%	$2,349	29%	$2,291	29%	$2,196	29%
Industrial	2,211	26	2,184	27	2,174	27	2,155	28	2,090	28
Retail	2,203	26	2,158	26	2,089	26	2,067	27	2,056	28
Apartments	987	12	995	12	976	12	950	12	831	11
Mixed use/other	647	8	519	6	492	6	329	4	326	4

Subtotal	8,367	100%	8,190	100%	8,080	100%	7,792	100%	7,499	100%

Allowance for losses	(15)		(14)		(15)		(30)		(31)
Unamortized fees and costs	5		6		7		7		8

Total	$8,357		$8,182		$8,072		$7,769		$7,476

	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Loan Size
Under $5 million	$3,557	43%	$3,545	43%	$3,491	43%	$3,757	48%	$3,353	45%
$5 million but less than $10 million	1,885	23	1,845	23	1,870	23	1,813	24	1,802	24
$10 million but less than $20 million	1,638	19	1,640	20	1,537	19	1,342	17	1,427	19
$20 million but less than $30 million	507	6	558	7	548	7	474	6	448	6
$30 million and over	781	9	603	7	635	8	407	5	469	6

Subtotal	8,368	100%	8,191	100%	8,081	100%	7,793	100%	7,499	100%

Net premium/discount	(1)		(1)		(1)		(1)		—

Total	$8,367		$8,190		$8,080		$7,792		$7,499

	December 31, 2006	December 31, 2005
Allowance for Losses on Commercial Mortgage Loans
Balance, beginning of year	$31	$52
Provisions	1	11
Releases	(17)	(32)

Balance, end of year	$15	$31

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

General Account GAAP Net Investment Income Yields

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Net Investment Income
Fixed maturities—taxable(1)	$778	$724	$720	$708	$2,930	$695	$679	$647	$654	$2,675
Fixed maturities—non-taxable	28	32	31	31	122	32	31	32	33	128
Commercial mortgage loans	127	125	136	119	507	144	115	97	98	454
Equity securities	3	6	7	7	23	7	6	6	6	25
Other investments	19	9	12	11	51	12	25	19	17	73
Policy loans	34	32	32	30	128	29	27	27	26	109
Restricted investments held by securitization entities	—	—	—	7	7	11	12	13	14	50
Cash, cash equivalents and short-term investments	35	23	20	17	95	18	13	5	9	45

Gross investment income before expenses and fees	1,024	951	958	930	3,863	948	908	846	857	3,559

Expenses and fees	(21)	(19)	(18)	(18)	(76)	(19)	(18)	(16)	(17)	(70)

Net investment income	$1,003	$932	$940	$912	$3,787	$929	$890	$830	$840	$3,489

Annualized Yields
Fixed maturities—taxable(1)	6.1%	5.8%	5.8%	5.7%	5.8%	5.7%	5.7%	5.4%	5.5%	5.6%
Fixed maturities—non-taxable	4.8%	4.7%	4.5%	4.4%	4.7%	4.5%	4.5%	4.5%	4.5%	4.5%
Commercial mortgage loans	6.1%	6.2%	6.9%	6.3%	6.4%	7.8%	6.6%	6.0%	6.4%	6.7%
Equity securities	8.0%	15.9%	16.1%	12.3%	12.3%	9.4%	0.3%	8.6%	8.8%	8.9%
Other investments	12.2%	6.7%	10.3%	10.5%	9.9%	5.3%	9.9%	8.6%	8.5%	8.1%
Policy loans	9.0%	8.5%	9.1%	8.8%	8.9%	8.6%	8.5%	8.9%	8.3%	8.6%
Restricted investments held by securitization entities	—	—	—	8.2%	5.1%	6.2%	6.3%	6.3%	6.9%	6.4%
Cash, cash equivalents and short-term investments	5.8%	4.0%	3.6%	3.6%	4.3%	3.9%	3.0%	1.4%	1.9%	2.5%

Gross investment income before expenses and fees	6.1%	5.8%	5.9%	5.8%	5.9%	5.9%	5.8%	5.5%	5.6%	5.7%

Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	6.0%	5.7%	5.8%	5.7%	5.8%	5.8%	5.7%	5.4%	5.5%	5.6%

Yields for fixed maturities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other investments, are calculated net of the corresponding securities lending liability. All other yields are based on average carrying values.

(1)

Includes a $22 million adjustment in the fourth quarter of 2006 related to reinsurance assumed in our payment protection business previously reflected as risk transfer and adjusted in the current quarter to reflect deposit accounting.

RECONCILIATIONS OF NON-GAAP MEASURES

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Reconciliation of Operating ROE

(amounts in millions)

	Twelve months ended
	December 31, 2006	December 31, 2005
GAAP Basis ROE
Net income for the twelve months ended (1)	$1,328	$1,221
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (2)	$11,987	$11,437
GAAP Basis ROE (1) divided by (2)	11.1%	10.7%

Operating ROE
Net operating income for the twelve months ended (1)	$1,317	$1,187
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (2)	$11,987	$11,437
Operating ROE (1) divided by (2)	11.0%	10.4%

(1)	The twelve months ended information is derived by adding the four quarters of net income and net operating income from page 9 herein.

(2)

Quarterly average stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending stockholders’ equity, excluding accumulated other comprehensive income, for the most recent five quarters.

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income divided by average ending stockholders’ equity, excluding accumulated other comprehensive income (AOCI) in average ending stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income divided by average ending stockholders’ equity.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Reconciliation of Expense Ratio

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals (1)	$446	$493	$483	$436	$1,858	$471	$465	$482	$403	$1,821
Total revenues (2)	$2,657	$2,615	$2,571	$2,442	$10,285	$2,475	$2,447	$2,431	$2,433	$9,786

Expense ratio (1) divided by (2)	16.8%	18.9%	18.8%	17.9%	18.1%	19.0%	19.0%	19.8%	16.6%	18.6%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$446	$493	$483	$436	$1,858	$471	$465	$482	$403	$1,821
Less payment protection insurance business	142	187	182	172	683	176	176	209	186	747

Adjusted acquisition and operating expenses, net of deferrals (3)	$304	$306	$301	$264	$1,175	$295	$289	$273	$217	$1,074

Total revenues	$2,657	$2,615	$2,571	$2,442	$10,285	$2,475	$2,447	$2,431	$2,433	$9,786
Less payment protection insurance business	273	340	352	319	1,284	335	373	385	399	1,492
Less net investment gains (losses)	8	(6)	(49)	(22)	(69)	11	(6)	—	(6)	(1)

Adjusted total revenues (4)	$2,376	$2,281	$2,268	$2,145	$9,070	$2,129	$2,080	$2,046	$2,040	$8,295

Adjusted expense ratio (3) divided by (4)	12.8%	13.4%	13.3%	12.3%	13.0%	13.9%	13.9%	13.3%	10.6%	12.9%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s payment protection insurance business. The payment protection insurance business is excluded from this ratio as its expense base is comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Reconciliation of Core Premiums

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Reported premiums	$1,446	$1,505	$1,480	$1,371	$5,802	$1,366	$1,380	$1,450	$1,442	$5,638
Less payment protection insurance run-off premiums	6	22	35	19	82	34	64	64	74	236
Less spread-based retail premiums	146	210	200	180	736	181	189	241	244	855

Core premiums	$1,294	$1,273	$1,245	$1,172	$4,984	$1,151	$1,127	$1,145	$1,124	$4,547

Reported premium percentage change from prior year	5.9%
Core premium percentage change from prior year	12.4%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums on a run-off block in our payment protection insurance business and less premiums from our spread-based retail business. The spread-based retail premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Reconciliation of Core Yield

			2006			2005
	(Assets—amounts in billions)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
	Reported—Total Invested Assets and Cash	$71.0	$68.7	$65.5	$66.7	$67.9	$67.5	$66.9	$65.8
	Subtract:
	Securities lending	2.3	1.6	0.9	1.6	1.8	2.2	2.7	3.0
	Unrealized gains (losses)	1.2	0.6	(0.7)	0.2	1.2	1.7	2.6	1.5
	Derivative counterparty collateral	0.4	0.4	0.2	0.3	0.4	—	—	—

	Adjusted end-of-period invested assets	$67.1	$66.1	$65.1	$64.6	$64.5	$63.6	$61.6	$61.3

(A)	Average Invested Assets used in Reported Yield	$66.6	$65.6	$64.8	$64.5	$64.0	$62.6	$61.5	$61.2
	Subtract: limited partnership investments (average balance)	0.2	0.2	0.1	0.1	0.1	0.2	0.2	0.2

(B)	Average Invested Assets used in Core Yield Calculation	66.4	65.4	64.7	64.4	63.9	62.4	61.3	61.0
	Subtract: portfolios supporting floating and short-term products	11.0	10.4	10.0	9.1	8.3	7.6	6.9	6.8

(C)	Average Invested Assets used in Core Yield (excl. Floating & Short-Term) Calculation	$55.4	$55.0	$54.7	$55.3	$55.6	$54.8	$54.4	$54.2

	(Income—amounts in millions)

(D)	Reported—Net Investment Income	$1,003	$932	$940	$912	$929	$890	$830	$840
	Subtract certain investment items (1)	54	9	38	27	67	49	14	24

(E)	Core Net Investment Income	949	923	902	885	862	841	816	816
	Subtract: investment income from portfolios supporting floating and short-term products	165	147	139	120	100	83	74	59

(F)	Core Net Investment Income (excl. Floating and Short-Term)	$784	$776	$763	$765	$762	$758	$742	$757

(D) / (A)	Reported Yield	6.0%	5.7%	5.8%	5.7%	5.8%	5.7%	5.4%	5.5%
(E) / (B)	Core Yield	5.7%	5.6%	5.6%	5.5%	5.4%	5.4%	5.3%	5.3%
(F) / (C)	Core Yield (excl. Floating and Short-Term)	5.7%	5.6%	5.6%	5.5%	5.5%	5.5%	5.5%	5.6%

Notes:	—Columns may not add due to rounding.
—Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)

Includes bond calls, prepayments, limited partnerships, non-qualifying derivatives, commercial mortgage loan loss reserves and other items. This amount also includes a $22 million reclassification in the fourth quarter of 2006 related to certain reinsurance assumed in our payment protection insurance business reclassified from reinsurance accounting to the deposit method of accounting.

CORPORATE INFORMATION

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, S&P, Moody’s and Fitch as follows:

Company	A.M. Best rating	S&P rating	Moody’s rating	Fitch rating
Genworth Life Insurance Company of New York	A+	AA-	Aa3	AA-
Genworth Life and Annuity Insurance Company	A+	AA-	Aa3	AA-
Genworth Life and Annuity Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated
Genworth Life and Health Insurance Company	A	AA-	Not rated	Not rated
Genworth Life Insurance Company	A+	AA-	Aa3	AA-
Genworth Life Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated
Continental Life Insurance Company of Brentwood, Tennessee	A-	Not rated	Not rated	Not rated

Our mortgage insurance subsidiaries are rated by S&P, Moody’s and Fitch as follows:

Company	S&P rating	Moody’s rating	Fitch rating
Genworth Mortgage Insurance Corporation	AA	Aa2	AA
Genworth Financial Mortgage Insurance Pty. Limited	AA	Aa2	AA
Genworth Financial Mortgage Insurance Limited	AA	Aa2	AA
Genworth Residential Mortgage Insurance Corporation of NC	AA	Aa2	AA
Private Residential Mortgage Insurance Corporation	Not rated	Aa2	AA
Genworth Financial Mortgage Insurance Company Canada(a)	AA	Not rated	Not rated

(a)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

A.M. Best states that its “A+” (Superior) rating is assigned to those companies that have, in its opinion, a superior ability to meet their ongoing obligations to policyholders. The “A+” (Superior) rating is the second-highest of fifteen ratings assigned by A.M. Best, which range from “A++” to “S”.

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. The “AA” range is the second-highest of the four ratings ranges that meet these criteria, and also is the second-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of S&P’s 20 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. Within this category, the designation of a plus sign (+) indicates capacity to meet its financial commitments is extremely strong.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Industry Ratings (continued)

Moody’s states that insurance companies rated “Aa” (Excellent) offer excellent financial security. Moody’s states that companies in this group constitute what are generally known as high-grade companies. The “Aa” range is the second-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. Accordingly, the “Aa2” and “Aa3” ratings are the third- and fourth-highest of Moody’s 21 ratings categories. Short-term rating “P1” is the highest rating and shows superior ability for repayment of short-term debt obligations.

Fitch states that “AA” (Very Strong) rated insurance companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small. The “AA” rating category is the second-highest of eight financial strength rating categories, which range from “AAA” to “D.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of Fitch’s 24 ratings categories.

DBRS states that long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A.M. Best, S&P, Moody’s, Fitch and DBRS review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

On June 2, 2006, A.M. Best removed Continental Life Insurance Company of Brentwood, Tennessee from under review and upgraded the financial strength ratings to A- (excellent) from B++ (very good). The outlook for the rating is positive.

On October 25, 2006, Fitch Ratings and Moody’s Investor Services assigned a rating to Private Residential Mortgage Insurance Corporation (PRMIC). PRMIC has been reactivated in order to insure certain types of loans that would not be permitted under Genworth Mortgage Insurance Corporation existing monoline insurance charter.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Genworth Financial, Inc.

Jean Peters, 804-662-2693

jean.peters@genworth.com

Alicia Charity, 804-662-2248

alicia.charity@genworth.com

Linnea Olsen, 804-662-2536

linnea.olsen@genworth.com